Washington, D.C.— (July 22, 2021) —In its recently released 48th annual survey of the largest institutional money managers in 2020, Pensions & Investments ranked the AFL-CIO Housing Investment Trust (HIT) among the nation’s 10 largest managers with an ESG mandate, alongside Alliance Bernstein, BlackRock, Nuveen, Prudential Financial and William Blair.

The HIT welcomed this recognition as ESG has been part of the mission of this $7 billion core fixed income manager since its founding in 1984. The HIT has provided institutional investors (including Taft Hartley and public pension plans) the double bottom line of competitive risk -adjusted returns while benefitting communities nationwide through economically targeted investments. The company invests in affordable and workforce housing projects that help create a portfolio focused on high credit quality multifamily mortgage-backed securities.

Socially Responsible Investing Creates Collateral Benefits

“ESG has always been central to the HIT’s work; we focus on the “S” through our 100% union labor requirement for the on-site construction of our projects. But now others are beginning to recognize the business value of socially responsible investing. Studies show ESG is becoming increasingly important to institutional investors,” HIT CEO and CIO Chang Suh said.

In fact, ESG investing accounts for one-third of total U.S. assets under management, according to the Forum for Sustainable and Responsible Investment 2020 trends report, and more than a third of all assets in five of the world’s largest markets, a report from the Global Sustainable Investment Alliance showed earlier this month.

As of June 30, 2021, the HIT had 40 multifamily projects under construction in major markets nationwide, where it is investing $1.4 billion and generating 18.4 million hours of union construction work. These projects not only address the nation’s profound need for affordable and workforce housing but also generate quality union construction jobs. Twenty-three were added during the COVID-19 pandemic, at a time when employment—and specifically well-paying jobs—were vitally important, creating thousands of jobs and having a broad economic impact beyond the construction industry.

“The HIT’s investments in the multifamily sector are our area of specialization and differentiation. We have significant expertise in affordable and workforce housing investments and have the flexibility to be innovative to generate competitive returns and improve the economic health of communities. That’s part of what makes us unique,” Suh added.

Due in part to these economically targeted investments, “the HIT has experienced record capital growth the past three years,” Suh pointed out. He credits this growth to its mission-related results, strong record of improving diverse communities and the great demand for affordable housing, job creation and social justice our nation is experiencing.

AFL-CIO HIT’s Socially Responsible Investments Improve Communities

Currently, the HIT has major investment initiatives in place in Boston, Chicago, Minneapolis-St. Paul, New York and San Francisco. Since its inception in 1984, the HIT has invested $9.5 billion in 557 projects that have created more than 121,000 housing and healthcare units nationwide, with 67% of those units affordable. Additionally, it has generated over 205,000 jobs across communities, including 185.9 million hours of on-site union construction work.

“We are pleased to be recognized among the nation’s largest ESG managers that generate competitive returns, improve communities and attract institutional investment,” Suh said. “We’ve worked long and hard to build a robust pipeline of opportunities in credit-enhanced, construction-related multifamily investments.”

About the HIT: The HIT is a fixed-income, investment grade mutual fund with $7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's current prospectus. To obtain a current prospectus visit the HIT's website at  www.aflcio-hit.com

Contacts:

Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com